CPI Aerostructures, Inc. 8-K

Exhibit 99.1

1 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Expertise in Aerospace Technologies October 1, 2020 2020 Q1 Results Presentation Speakers: Douglas McCrosson, President & Chief Executive Officer Tom Powers, Acting Chief Financial Officer

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Disclosure Statements This presentation contains forward - looking statements that are based on current expectations of management and certain assumptions that are subject to risks and uncertainties . There can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements or that actual results will not differ materially from the results anticipated in the forward - looking statements . Included in these risks are : risks related to the restatement of the Company’s prior period consolidated financial statements and the material weaknesses in the Company’s internal controls including the substantial costs and diversion of management attention and resources which will be required to remediate the material weaknesses, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, the effect of economic conditions in the industries and markets where the Company operates, including financial market conditions, the impact of the COVID - 19 pandemic (including its impact on global supply, demand, and distribution capabilities as the outbreak continues), the financial condition of the Company’s customers and suppliers, the cyclicality of the aerospace market, the level of US government defense spending (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, the allocation of funds to governmental responses to COVID - 19 , or changing political conditions, and uncertain funding of programs), the ability of the government and the Company’s other customers to terminate contracts at any time, production rates for commercial and military aircraft programs, competitive pricing pressures, start up costs for new programs , technology and product development risks and uncertainties , product performance and costs resulting from changes to and compliance with applicable regulatory requirements, level of indebtedness, and cash flow from operations . Additional information concerning these, and other risk factors can be found in the company’s filings with the Securities and Exchange Commission . Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward - looking statements, investors are cautioned not to place undue reliance on any such forward - looking statements, each of which speaks only as of the date made . The Company has no obligation to update any forward - looking statement to reflect events or circumstances after the date hereof . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10 - K for the year ended December 31 , 2019 , available at http : //www . sec . gov . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

3 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Highlights Douglas McCrosso n President & Chief Executive Officer

4 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Highlights 1. First Quarter Results Reflect Transition Period of Raytheon NGJ Pod Program • Revenue of $16.9 million versus $22.0 million restated • Gross profit of $0.7 million versus $2.5 million ; • Net loss of $2.8 million versus $0.9 million • Cash used in operating activities of $1.4 million, 3. Book to Bill of 4.7:1 for the quarter; 2.2:1 for trailing 12 months ended March 31, 2020 • Record backlog of $556.3 million, 90% defense • Funded defense backlog of $206.3 million up $69.4 million since 12/31/2019 2. $77.4 Million in New Orders Announced to date in 2020 • $52.1 million in orders from Northrop Grumman under the E - 2D program • $10.1 million in orders for T - 38 modifications kits • $14.0 million in orders under A - 10 Re - Winging Contract • $1.2 million order from Lockheed Martin for F - 16 structural assemblies

5 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Successful Execution of Defense - Centric Strategy $0 $100 $200 $300 $400 $500 $600 Q1'19 Q2'18 Q3'19 Q4'18 Q1'20 Backlog (Defense/Commercial) Commercial Defense Total Backlog 1Q 2019 – 1Q 2020 Funded 38% / Unfunded 62% $556.4 $499.1 $57.2 Record Consolidated Backlog at 3/31/2020: $556.4 Million; Record Defense Backlog: $499.1 Million $345.3 $211.1 Defense 90% / Commercial 10% $499.1 $57.3 Total Backlog $ 561.9 ($ in Millions) Total backlog includes both funded orders and the estimated amount of future orders under the expected duration of the program .

Diversified Program Portfolio Aligned with Defense Spending Priorities

CVU
LISTED
NYSE AMERICAN

Presence on prominent defense programs with strong funding

Bell / Textron AH-1Z Viper
$18.6M

Announced Jan. 2017/March 2018
Contract Period 2017 – 2021

Unidentified Missile Platform
$ Undisclosed
Announced October 2018
Contract Period 2019 – 2021

Unidentified Sikorsky Helicopter
$1.0M (approx.)

Announced October 2018
Contract Period 2019 – 2021

NGC E-2D Advanced Hawkeye – Follow On
$47.5M

Announced October 2018
Contract Period 2018 – 2024

Lockheed Martin F-35 Lightning II Lock Assys.
$10.6M

Announced July 2015/Dec. 2018
Contract Period 2015 – 2024

Lockheed Martin F-16V
$20.0M+

Announced February 2019
Contract Period 2019-2024

Sikorsky UH-60 Black Hawk HIRSS Module Assemblies
~$14.0M

Announced June 2019
Contract Period 2020-2022

U.S. Air Force T-38 PC3/TRIM
$65.7M

Announced July 2019
Contract Period 2019 – 2030

Raytheon Next Generation Jammer Mid-Band
$200M+

Announced Jul. 2016/Aug. 2018/ Sept. 2019
Contract Period 2016 – 2030

Boeing A-10 Thunderbolt II
$48M

Announced October 2019
Contract Period 2020-forward

Raytheon Prototype Pod
$2.5M
Announced October 2019
Contract Period 2019-2021

NOTE: Contract amounts are potential values over period of performance

CPI AERO
Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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7 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 1Q 2020 Financial Highlights Tom Powers Acting Chief Financial Officer

8 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 1Q Income Statement Highlights For the Three Months Ended March 31, 2020 (Unaudited) 2019 (Unaudited) Revenue $16.9 $22.0 Cost of sales 16.2 19.5 Gross profit 0.7 2.5 Selling, general and administrative expenses 3.1 2.9 Loss from operations (2.4) 0.4 Loss before provision for (benefit from) income taxes (2.8) (0.9) Net loss (2.8) (0.9) Loss per common share – diluted $(0.24) $(0.08) ($ in Millions)

9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Balance Sheet Highlights ($ in Millions) As of March 31, 2020 (Unaudited) Cash and Restricted Cash $3.4 Net Contract Assets and Liabilities 11.1 Total Debt 30.4 Amended Credit Facility • Entered into Amended Credit Facility on August 24, 2020 − Outstanding principal on term loan increased to $8.0 million − $24 million revolving line - of - credit − Maturity extended to May 2, 2022 • In the second quarter, received $4.8 million loan under the Paycheck Protection Program Provision of the CARES Act; loan expected to be forgiven

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Looking Ahead Douglas McCrosso n President & Chief Executive Officer

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Defense Weighted Backlog Positions CPI Aero for Profitable Growth F - 35 Drive Shaft F - 35 Locks Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer E - 2D Advanced Hawkeye (Multi - Year 2) Sikorsky/Unnamed Helicopter Platform New Customer/Missile Wing E175 - E2 Phenom 300 UH - 60 Black Hawk MH - 53E Sea Dragon S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A (Multi - Year 1) Japan E - 2D CH - 148 F - 16V Structural Assemblies UH - 60 HIRSS Module Assem. • Reported backlog as of 12/31/2019 Potential to collectively generate revenue of $ 556.4* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 T - 38 PC3 / TRIM Defense Commercial A - 10 Thunderbolt II Undisclosed Prototype Pod T70 Turkish Utility Helicopter Program ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25

Near-Term Program Opportunities

CVU
LISTED
NYSE AMERICAN

AEROSTRUCTURES



- ***Missile Wings***
- ***Repair of various helicopter structural assemblies***
- Unmanned Aerial Systems
- Flight control surfaces

AEROSYSTEMS



- ***Intelligence, Surveillance & Reconnaissance (ISR) Pods***
- Electronic Warfare (BW) Pods
- ***SEASPARROW missile controlelectronics***
- Rada Racks

Bold, italic type denotes opportunities where CPI Aero is the incumbent supplier

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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13 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Near - term Priorities 1. Sharpened focus on liquidity • Compressing the cash cycle • Improving working capital management 3. Margin Expansion • Expect ramping up newer defense programs will improve fixed cost absorption • Improve buying leverage with suppliers • Operating leverage on normalized SG&A and rising revenue 2. Strengthened Balance Sheet • Apply increased operating cash flow to pay down approximately $2M debt in 2020 Positions CPI Aero for higher revenue, improved profitability and cash flow for 2021 compared to 2020

14 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Growth Drivers % of Backlog at 3/31/20 Key Platforms Estimated 3 - Year Growth Outlook (2018 - 2021) 27% A - 10, F - 16, UH - 60 12% - 14% 43% NGJ - MB, F - 35, DB - 110 UH - 60, CH - 53K 22% - 26% 30% E - 2D, T - 38 F - 16, E2 - 175 8% - 10% $17.7 $35.1 $17.6 ($ in Millions) $70.4 Aerostructures Aerosystems Kitting/SCM 2018 Rev. (Restated) Business Area

15 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Q&A Session Douglas McCrosso n President & Chief Executive Officer

16 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Investor Relations Counsel Jody Burfening, LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com